SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 15, 2003


                        BIO-AMERICAN CAPITAL CORPORATION
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               (Exact name of registrant as specified in Charter)

           Nevada                      000-26907              93-1118907
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(State of Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification Number)


      498 Ellis Street, 2nd Floor
  Penticton, British Columbia, Canada                    V2A 4M2
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(Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code:           (250) 497-6072




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Item 1.   Change of Control

     On December 15, 2003, Mr. Ted Kozub acquired 2,100,000 shares of the registrant's common stock, representing about 53% of the issued and outstanding shares of common stock of the registrant. In addition, Mr. Kozub was appointed the sole director and the president, treasurer and secretary of the registrant. As a result of these events, there has been a change of control of the registrant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 15, 2003
                                            BIO-AMERICAN CAPITAL CORPORATION



                                            By:    /s/ Ted Kozub
                                                   -----------------------------
                                                   Ted Kozub, President